                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

         Each director and/or officer of Max & Erma's Restaurants, Inc., a Delaware corporation (the "Company"), whose signature appears below hereby appoints Todd B. Barnum or William C. Niegsch, Jr., or either of them, as his or her attorney-in-fact, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended October 27, 2002, and likewise to sign and file any and all amendments, including post-effective amendments, to the Annual Report, and the Company hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Annual Report and any amendments thereto in its name and behalf, each such person and the Company hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 8th day of January, 2003.

Signature                                                     Title
---------                                                     -----
*/s/ Todd B. Barnum                                           Chairman, President, Chief Executive
----------------------------------                            Officer and Director
     Todd B. Barnum

*/s/ William C. Niegsch, Jr.                                  Executive Vice President, Chief
----------------------------------                            Financial Officer, Treasurer, Secretary,
     William C. Niegsch, Jr.                                  and Director

*/s/ Mark F. Emerson                                          Chief Operating Officer and Director
----------------------------------
     Mark F. Emerson

*/s/ William E. Arthur                                        Director
----------------------------------
     William E. Arthur

*/s/ Thomas R. Green                                          Director
----------------------------------
     Thomas R. Green

*/s/ Robert A. Rothman                                        Director
----------------------------------
     Robert A. Rothman

*/s/ Roger D. Blackwell                                       Director
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     Roger D. Blackwell

*/s/ Michael D. Murphy                                        Director
----------------------------------
     Michael D. Murphy